Exhibit 99.1

         Susquehanna Bancshares, Inc. Announces Second Quarter Results

    LITITZ, Pa.--(BUSINESS WIRE)--July 26, 2005--Susquehanna
Bancshares, Inc., (Susquehanna) (Nasdaq:SUSQ) today announced net income for the second quarter of 2005 was $18.7 million, or $0.40 per diluted share, compared to the $16.5 million, or $0.40 per diluted share, for the second quarter of 2004.


    Second Quarter Financial Highlights:

    -- Net loans and leases grew 11% from June 30, 2004 adjusted for the March 2005 auto lease securitization.

        --  Commercial loans increased 16% to $818 million at June 30,
            2005.

        -- Real estate construction loans increased 36% to $839 million at June 30, 2005.

    -- Total deposits at $5.1 billion were unchanged from June 30, 2004.

        -- Demand deposits increased 7% to $893 million from $832 million at June 30, 2004.

    -- Credit quality remains strong, highlighted by improvement in the nonperforming assets to total loans, leases and OREO ratio to 0.36% at June 30, 2005, from 0.40% at June 30, 2004.

    -- Net interest margin increased 29 basis points to 3.81% compared to 3.52% in the second quarter of 2004.

    -- Wealth management fee income increased 17% to $6.9 million from $5.9 million in the second quarter of 2004. Commission income from property and casualty insurance sales increased 23% to $2.7 million from $2.2 million for the same period.

    Linked Quarter Highlights (Second Quarter 2005 vs. First Quarter
2005)

    --  Net loans and leases grew 3% from March 31, 2005.

        --  Commercial loans increased 2% to $818 million at June 30,
            2005.

        -- Real estate construction loans increased 7% to $839 million at June 30, 2005.

    -- Demand deposits grew 3% to $893 million from $870 million at March 31, 2005.

    -- Net interest margin improved 10 basis points to 3.81% from 3.71% in the first quarter of 2005.


    Return on average assets and average equity for the second quarter of 2005 finished at 1.03% and 10.01%, respectively. This compared to the second quarter of 2004 with 1.04% and 11.28%, for the same measurements, respectively. Return on average assets and average equity for the first six months of 2005 were .93% and 9.19%, respectively. This compared to 1.06% and 11.45% for the first six months of 2004.
    Equity capital was $759 million at June 30, 2005, or $16.25 per share, compared to $720 million at June 30, 2004, or $15.51 per share.
    We are maintaining our 2005 fully diluted EPS guidance range of $1.70 to $1.80. Further discussion of guidance will take place on the conference call scheduled for July 27, 2005, at 11:00 a.m. Eastern time.

    Additional Activity:

    -- Susquehanna has been recognized as a Mergent Dividend Achiever for the sixth consecutive year. The list of Dividend Achievers, compiled annually by Mergent Inc., a New York City-based provider of business and financial information, highlights public companies that have increased their regular cash dividends for at least 10 consecutive calendar years. Just 2.5 percent of all U.S. companies that pay dividends made the list. Susquehanna has increased its cash dividend to shareholders every year since its inception in 1982.

    -- Susquehanna recently expanded its brand presence in the greater Philadelphia market by opening a branch in downtown Conshohocken, Pennsylvania and Lumberton, New Jersey. These branches, both part of our Susquehanna Patriot Bank franchise, are positioned in highly visible locations in fast-growing communities which boast a healthy business, residential and retail mix.

    -- Branding efforts continued in the second quarter with the integration of Susquehanna Wealth Management into the Susquehanna master brand. As a result, our brokerage company adopted the name Susquehanna Wealth Strategies on June 1.

    "Our second quarter increases demonstrate Susquehanna's strength as a diverse financial services company, with positive results in both our bank and non-bank subsidiaries," said Susquehanna Chairman, President and Chief Executive Officer William J. Reuter. "Additionally, our year-to-date accomplishments and our 2005 forecast have us on track to achieve anticipated performance improvements as a result of our recent bank consolidations."
    Susquehanna will broadcast its second quarter results conference call over the Internet on July 27, 2005 at 11:00 a.m. Eastern time. The conference call will include management's discussion of second quarter results and may include forward-looking information such as matters affecting earnings and other financial metrics guidance. Investors will have the opportunity to listen to the conference call through a live broadcast on Susquehanna's Web site, located at www.susquehanna.net. To listen to the live call, please go to the Investor Relations section of Susquehanna's Web site at least fifteen minutes prior to the broadcast to download and install any necessary audio software. For those who are unable listen to the live broadcast, an archive will be available shortly after the call concludes.
    Susquehanna is a financial services holding company, operating in multiple states, with assets of $7.4 billion. It provides financial services through its subsidiaries at 156 locations in the mid-Atlantic region. In addition to its current three commercial banks, Susquehanna operates a trust and investment company, an asset management company, a property and casualty insurance brokerage company, a commercial leasing company and a vehicle leasing company. Investor information may be requested on Susquehanna's Web site at www.susquehanna.net.

    This press release contains certain financial information determined by methods other than in accordance with GAAP. Susquehanna's management uses these non-GAAP measures in its analysis of the Company's performance. These non-GAAP financial measures require management to make judgments about the exclusion of certain items, and if different judgments were made, the amounts reported would be different. These measures typically exclude the effects of intangibles and related amortization and include the tax benefit associated with revenue items that are tax-exempt. Disclosures regarding these non-GAAP financial measures are included in the accompanying financial information.
    The presentation of these non-GAAP financial measures is intended to supplement investors' understanding of Susquehanna's core business activities. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.
    This press release contains "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995 that are based on Susquehanna's current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events or results. Such statements involve potential risks and uncertainties. Accordingly, actual results may differ materially. Susquehanna undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


                     Susquehanna Bancshares, Inc.
                             P.O. Box 1000
                           Lititz, PA 17543


SUMMARY FINANCIAL INFORMATION
(Dollars in thousands,
 except per share data)
                                                     Six Months
                                               -----------------------
                          2Q05        2Q04        2005        2004
                       ----------- ----------- ----------- -----------
Balance Sheet (EOP)
Investments            $1,161,754  $1,393,409  $1,161,754  $1,393,409
Loans and leases        5,164,456   4,986,507   5,164,456   4,986,507
Allowance for loan &
 lease losses (ALLL)       53,927      52,811      53,927      52,811
Total assets            7,367,424   7,309,820   7,367,424   7,309,820
Deposits                5,103,820   5,098,931   5,103,820   5,098,931
Short-term borrowings     367,521     409,576     367,521     409,576
FHLB borrowings           759,818     685,525     759,818     685,525
Long-term debt            173,031     228,515     173,031     228,515
Shareholders' equity      758,908     719,966     758,908     719,966

Stated Book Value per
 Share                      16.25       15.51       16.25       15.51
Tangible Book Value
 per Share                  10.79       10.06       10.79       10.06

Average Balance Sheet
Investments             1,237,157   1,182,321   1,241,200   1,073,384
Loans and leases        5,085,032   4,437,472   5,175,701   4,347,333
Total earning assets    6,377,311   5,699,878   6,473,103   5,506,065
Total assets            7,312,639   6,370,826   7,399,176   6,144,799
Deposits                5,077,206   4,537,791   5,117,082   4,384,887
Short-term borrowings     374,994     324,325     384,665     305,798
FHLB borrowings           739,996     555,494     773,778     551,142
Long-term debt            173,115     184,061     181,739     157,031
Shareholders' equity      749,430     588,072     748,789     569,299

Income Statement
Net interest income        59,902      49,354     119,314      96,036
Loan & lease loss
 provision                  2,480       2,107       5,230       3,807
Noninterest income         30,223      27,354      58,193      54,428
Noninterest expense        60,037      51,361     122,117     100,665
Income before taxes        27,608      23,240      50,160      45,992
Income taxes                8,902       6,742      16,051      13,568
Net income                 18,706      16,498      34,109      32,424
Basic earnings per
 share                       0.40        0.40        0.73        0.80
Diluted earnings per
 share                       0.40        0.40        0.73        0.79
Cash dividends paid
 per share                   0.23        0.22        0.46        0.44

Asset Quality
Net charge-offs  (NCO)     $1,680      $1,390      $5,396      $2,816
Nonaccrual loans &
 leases                    16,518      18,974      16,518      18,974
OREO                        2,218       1,192       2,218       1,192
Total nonperforming
 assets (NPA)              18,736      20,166      18,736      20,166
Loans & leases 90 days
 past due                   9,696       8,550       9,696       8,550



                                                     Six Months
                                               -----------------------
RATIO ANALYSIS            2Q05        2Q04        2005        2004
                       ----------- ----------- ----------- -----------

Credit Quality
NCO / Average loans &
 leases                      0.13%       0.13%       0.21%       0.13%
NPA / Loans & leases &
 OREO                        0.36%       0.40%       0.36%       0.40%
ALLL / Nonperforming
 loans & leases            326.47%     278.33%     326.47%     278.33%
ALLL / Total loans &
 leases                      1.04%       1.06%       1.04%       1.06%

Capital Adequacy
Equity / Assets             10.30%       9.85%      10.30%       9.85%
Long-term debt /
 Equity                     22.80%      31.74%      22.80%      31.74%

Profitability
Return on average
 assets                      1.03%       1.04%       0.93%       1.06%
Return on average
 equity                     10.01%      11.28%       9.19%      11.45%
Return on average
 tangible equity (1)        15.39%      12.95%      14.13%      13.09%
Net interest margin          3.81%       3.52%       3.76%       3.55%
Efficiency ratio            66.15%      66.47%      68.27%      66.43%
Efficiency ratio
 excluding Hann (1)         57.53%      64.07%      59.38%      64.35%

(1) Supplemental Reporting of Non-GAAP Financial Measures


Susquehanna has presented a return on average tangible equity, which is a non-GAAP financial measure and is most directly comparable to the GAAP measurement of return on average equity. For purposes of computing return on average tangible equity, we have excluded the balance of intangible assets and their related amortization expense from our calculation of return on average tangible equity to allow us to review the core operating results of our company. This is consistent with the treatment by bank regulatory agencies which excludes goodwill and other intangible assets from the calculation of risk-based capital ratios. A reconciliation of return on average tangible equity to return on average equity is set forth below.

Return on average equity
 (GAAP basis)               10.01%      11.28%       9.19%      11.45%
Effect of excluding
 average intangible
 assets and related
 amortization                5.38%       1.67%       4.94%       1.64%
Return on average
 tangible equity            15.39%      12.95%      14.13%      13.09%

Susquehanna has presented an efficiency ratio excluding Hann, which is a non-GAAP financial measure and is most directly comparable to the GAAP presentation of efficiency ratio. We measure our efficiency ratio by dividing noninterest expenses by the sum of net interest income, on a FTE basis, and noninterest income. The presentation of an efficiency ratio excluding Hann is computed as the efficiency ratio excluding the effects of our auto leasing subsidiary, Hann Financial. Management believes this to be a preferred measurement because it excludes the volatility of full-term ratios, securitization gains, and residual values of Hann and provides more focused visibility into our core business activities. A reconciliation of efficiency ratio excluding Hann to efficiency ratio is set forth below.

Efficiency ratio
 (GAAP basis)               66.15%      66.47%      68.27%      66.43%
Effect of excluding
 Hann                        8.62%       2.40%       8.89%       2.08%
Efficiency ratio
 excluding Hann             57.53%      64.07%      59.38%      64.35%



CONSOLIDATED BALANCE SHEETS

                                   June 30,  December 31,  June 30,
                                     2005        2004        2004
                                  ----------- ----------- -----------
                                   (in thousands, except share data)
Assets
  Cash and due from banks           $199,906    $160,574    $167,048
  Short-term investments:
    Restricted                        27,715      27,190      27,986
    Unrestricted                      30,215      31,544      36,280
                                  ----------- ----------- -----------
            Total short-term
             investments              57,930      58,734      64,266
                                  ----------- ----------- -----------
  Securities available for sale    1,155,221   1,240,945   1,388,653
  Securities held to maturity
   (fair values approximate
   $6,533, $4,469, and $4,756)         6,533       4,469       4,756
  Loans and leases,  net of
   unearned income                 5,164,456   5,253,008   4,986,507
    Less: Allowance for loan and
     lease losses                     53,927      54,093      52,811
                                  ----------- ----------- -----------
            Net loans and leases   5,110,529   5,198,915   4,933,696
                                  ----------- ----------- -----------
  Premises and equipment, net         88,846      83,606      77,448
  Foreclosed assets                    2,218       1,340       1,192
  Accrued income receivable           22,431      21,661      20,751
  Bank-owned life insurance          253,166     249,691     221,844
  Goodwill                           242,718     240,632     239,882
  Intangible assets with finite
   lives                              12,535      11,960      13,053
  Investment in and receivables
   from unconsolidated entities      108,058      68,384      62,541
  Other assets                       107,333     134,162     114,690
                                  ----------- ----------- -----------
                                  $7,367,424  $7,475,073  $7,309,820
                                  =========== =========== ===========

Liabilities and Shareholders'
 Equity
  Deposits:
    Demand                          $892,605    $853,411    $832,227
    Interest-bearing demand        1,662,367   1,765,077   1,835,254
    Savings                          529,930     559,530     598,866
    Time                           1,381,929   1,367,282   1,385,048
    Time of $100 or more             636,989     585,382     447,536
                                  ----------- ----------- -----------
            Total deposits         5,103,820   5,130,682   5,098,931
  Short-term borrowings              367,521     420,868     409,576
  FHLB borrowings                    759,818     751,220     685,525
  Long-term debt                     150,000     200,000     205,000
  Junior subordinated debentures      23,031      23,277      23,515
  Accrued interest, taxes, and
   expenses payable                   60,864      41,255      50,712
  Deferred taxes                     105,362     114,050      88,642
  Other liabilities                   38,100      42,027      27,953
                                  ----------- ----------- -----------
            Total liabilities      6,608,516   6,723,379   6,589,854
                                  ----------- ----------- -----------

  Shareholders' equity:
    Common stock, $2.00 par value,
     100,000,000 shares authorized;
      Issued: 46,694,324 at June 30,
       2005; 46,592,930 at
       December 31, 2004; and
       46,426,114 at June 30, 2004    93,389      93,186      92,852
    Additional paid-in capital       228,240     226,384     223,719
    Retained earnings                447,821     435,159     418,329
    Accumulated other comprehensive
     income (loss), net of taxes
     of $(5,676), $(1,634), and
     $(8,041), respectively          (10,542)     (3,035)    (14,934)
                                  ----------- ----------- -----------
            Total shareholders'
             equity                  758,908     751,694     719,966
                                  ----------- ----------- -----------
                                  $7,367,424  $7,475,073  $7,309,820
                                  =========== =========== ===========



CONSOLIDATED STATEMENTS OF INCOME

                               Three Months Ended   Six Months Ended
                                     June 30,            June 30,
-----------------------------  ------------------- -------------------
(Dollars in thousands, except
 per share data)                 2005      2004      2005      2004
-----------------------------  --------- --------- --------- ---------
Interest Income:
  Loans and leases, including
   fees                         $81,463   $63,401  $161,318  $124,536
  Securities:
     Taxable                     10,643     9,699    21,272    17,412
     Tax-exempt                     332       300       813       560
     Dividends                      704       608     1,336       890
  Short-term investments            382       186       686       383
                               --------- --------- --------- ---------
    Total interest income        93,524    74,194   185,425   143,781
                               --------- --------- --------- ---------

Interest Expense:
  Deposits:
     Interest-bearing demand      5,754     3,705    11,196     6,360
     Savings                        562       446     1,165       832
     Time                        15,164    11,608    29,317    23,423
  Short-term borrowings           2,218       829     4,135     1,418
  FHLB borrowings                 7,495     5,188    14,990    10,308
  Long-term debt                  2,429     3,064     5,308     5,404
                               --------- --------- --------- ---------
    Total interest expense       33,622    24,840    66,111    47,745
                               --------- --------- --------- ---------
Net interest income              59,902    49,354   119,314    96,036
Provision for loan and lease
 losses                           2,480     2,107     5,230     3,807
                               --------- --------- --------- ---------
Net interest income, after
 provision for loan and lease
 losses                          57,422    47,247   114,084    92,229
                               --------- --------- --------- ---------

Noninterest Income:
  Service charges on deposit
   accounts                       5,329     5,434    10,292    10,315
  Vehicle origination,
   servicing, and
   securitization fees            4,631     5,488     7,833    10,681
  Asset management fees           4,442     3,436     8,826     6,694
  Income from fiduciary-related
   activities                     1,465     1,357     2,946     2,826
  Commissions on brokerage,
   life insurance and annuity
   sales                          1,041     1,140     2,259     2,056
  Commissions on property and
   casualty insurance sales       2,658     2,169     5,954     4,589
  Income from bank-owned life
   insurance                      2,255     2,252     4,527     4,264
  Net gain on sale of loans and
   leases                           872     2,978     4,570     6,648
  Net gain on securities          3,259         5     3,380       569
  Other                           4,271     3,095     7,606     5,786
                               --------- --------- --------- ---------
    Total noninterest income     30,223    27,354    58,193    54,428
                               --------- --------- --------- ---------

Noninterest Expenses:
  Salaries and employee
   benefits                      27,187    25,689    56,469    49,796
  Occupancy                       4,580     3,599     9,619     7,384
  Furniture and equipment         2,640     2,193     4,988     4,287
  Amortization of intangible
   assets                           389       223       754       380
  Vehicle residual value          2,445     1,179     5,249     2,390
  Vehicle delivery and
   preparation                    3,013     2,927     6,448     6,079
  Other                          19,783    15,551    38,590    30,349
                               --------- --------- --------- ---------
    Total noninterest expenses   60,037    51,361   122,117   100,665
                               --------- --------- --------- ---------
Income before income taxes       27,608    23,240    50,160    45,992
Provision for income taxes        8,902     6,742    16,051    13,568
                               --------- --------- --------- ---------
Net Income                      $18,706   $16,498   $34,109   $32,424
                               ========= ========= ========= =========

Earnings per share:
    Basic                         $0.40     $0.40     $0.73     $0.80
    Diluted                       $0.40     $0.40     $0.73     $0.79
Cash dividends                    $0.23     $0.22     $0.46     $0.44
Average shares outstanding:
    Basic                        46,652    41,401    46,631    40,633
    Diluted                      46,837    41,675    46,831    40,938



DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY


Interest rates and interest differential-taxable equivalent basis
----------------------------------------------------------------------
                 For the Three Month Period For the Three Month Period
                            Ended                      Ended
                       June 30, 2005              June 30, 2004
------------------------------------------- --------------------------

(Dollars in        Average            Rate    Average            Rate
 thousands)        Balance   Interest  (%)    Balance   Interest  (%)
------------------------------------------- --------------------------
Assets
Short-term
 investments        $55,122     $381  2.77     $80,085     $186  0.93
Investment
 securities:
     Taxable      1,207,306   11,346  3.77   1,157,973   10,307  3.58
     Tax-
      advantaged     29,851      511  6.87      24,348      462  7.62
---------------------------- --------       ----------- --------

   Total
    investment
    securities    1,237,157   11,857  3.84   1,182,321   10,769  3.66
---------------------------- --------       ----------- --------
Loans and
 leases, (net):
     Taxable      5,001,800   80,610  6.46   4,365,376   62,659  5.77
     Tax-
      advantaged     83,232    1,315  6.34      72,096    1,143  6.38
---------------------------- --------       ----------- --------

   Total loans
    and leases    5,085,032   81,925  6.46   4,437,472   63,802  5.78
---------------------------- --------       ----------- --------

Total interest-
 earning assets   6,377,311  $94,163  5.92   5,699,878  $74,757  5.28
                             --------                   --------
Allowance for
 loan and lease
 losses             (53,800)                   (45,668)
Other non-
 earning assets     989,128                    716,616
----------------------------                -----------

  Total assets   $7,312,639                 $6,370,826
----------------------------                -----------

Liabilities
Deposits:
      Interest-
       bearing
       demand    $1,664,388   $5,754  1.39  $1,578,856   $3,704  0.94
      Savings       552,308      562  0.41     537,615      446  0.33
      Time        1,997,421   15,164  3.05   1,668,884   11,608  2.80
Short-term
 borrowings         374,994    2,218  2.37     324,325      829  1.03
FHLB borrowings     739,996    7,495  4.06     555,494    5,188  3.76
Long-term debt      173,115    2,429  5.63     184,061    3,064  6.70
---------------------------- --------       ----------- --------

Total interest-
 bearing
 liabilities      5,502,222  $33,622  2.45   4,849,235  $24,839  2.06
                             --------                   --------
Demand deposits     863,089                    752,436
Other
 liabilities        197,898                    181,083
----------------------------                -----------

    Total
     liabilities  6,563,209                  5,782,754
-----------------

Equity              749,430                    588,072
----------------------------                -----------

Total
 liabilities &
 shareholders'
 equity          $7,312,639                 $6,370,826
----------------------------                -----------


Net interest
 income / yield
 on average
 earning assets              $60,541  3.81              $49,918  3.52
                             --------                   --------


1.  Average loan balances include non accrual loans.
2. Tax-exempt income has been adjusted to a tax-equivalent basis using a marginal tax rate of 35%.
3. For presentation in this table, average balances and the corresponding average rates for investment securities are based upon historical cost, adjusted for amortization of premiums and accretion of discounts.



DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY
(continued)


Interest rates and interest differential-taxable equivalent basis
----------------------------------------------------------------------
                For the Six Month Period    For the Six Month Period
                          Ended                       Ended
                      June 30, 2005               June 30, 2004
------------------------------------------ ---------------------------

(Dollars in      Average   Interest  Rate    Average   Interest  Rate
 thousands)      Balance              (%)    Balance              (%)
------------------------------------------ ---------------------------
Assets
Short-term
 investments      $56,202      $686  2.46     $85,348      $383  0.90
Investment
 securities:
  Taxable       1,205,364    22,608  3.78   1,050,894    18,302  3.50
  Tax-
   advantaged      35,836     1,251  7.04      22,490       862  7.70
-------------------------- ---------       ----------- ---------

 Total
  investment
  securities    1,241,200    23,859  3.88   1,073,384    19,164  3.59
-------------------------- ---------       ----------- ---------
Loans and
 leases,
 (net):
  Taxable       5,091,442   159,617  6.32   4,277,420   123,101  5.79
  Tax-
   advantaged      84,259     2,617  6.26      69,913     2,208  6.35
-------------------------- ---------       ----------- ---------

 Total loans
  and leases    5,175,701   162,234  6.32   4,347,333   125,309  5.80
-------------------------- ---------       ----------- ---------

Total
 interest-
 earning
 assets         6,473,103  $186,779  5.82   5,506,065  $144,855  5.29
                           ---------                   ---------
Allowance for
 loan and lease
 losses           (53,820)                    (44,504)
Other non-
 earning
 assets           979,893                     683,238
--------------------------                 -----------

   Total
    assets     $7,399,176                  $6,144,799
--------------------------                 -----------

Liabilities
Deposits:
  Interest-
   bearing
   demand      $1,701,368   $11,196  1.33  $1,471,887    $6,360  0.87
  Savings         557,370     1,165  0.42     525,426       832  0.32
  Time          1,992,037    29,318  2.97   1,660,225    23,422  2.84
Short-term
 borrowings       384,665     4,134  2.17     305,798     1,418  0.93
FHLB
 borrowings       773,778    14,990  3.91     551,142    10,309  3.76
Long-term
 debt             181,739     5,308  5.89     157,031     5,404  6.92
-------------------------- ---------       ----------- ---------

Total
 interest-
 bearing
 liabilities    5,590,957   $66,111  2.38   4,671,509   $47,745  2.06
                           ---------                   ---------
Demand
 deposits         866,307                     727,349
Other
 liabilities      193,123                     176,642
--------------------------                 -----------

   Total
    liabilities 6,650,387                   5,575,500
---------------

Equity            748,789                     569,299
--------------------------                 -----------

Total
 liabilities &
 shareholders'
 equity        $7,399,176                  $6,144,799
--------------------------                 -----------

Net interest
 income /
 yield on
 average
 earning
 assets                    $120,668  3.76               $97,110  3.55


1. Average loan balances include non accrual loans.

2. Tax-exempt income has been adjusted to a tax-equivalent basis using a marginal tax rate of 35%.

3. For presentation in this table, average balances and the corresponding average rates for investment securities are based upon historical cost, adjusted for amortization of premiums and accretion of discounts.



LOANS AND LEASES

Loans and leases, net of unearned income, were as follows:

                                     June 30,    Dec. 31,    June 30,
                                       2005        2004        2004
                                   ----------- ----------- -----------
                                             (in thousands)
Commercial, financial, and
 agricultural                        $817,980    $760,106    $702,893
Real estate - construction            839,060     741,660     616,341
Real estate secured - residential   1,606,465   1,611,999   1,598,373
Real estate secured - commercial    1,245,140   1,252,753   1,207,101
Consumer                              330,838     351,846     347,939
Leases                                324,973     534,644     513,860
                                   ----------- ----------- -----------
      Total loans and leases       $5,164,456  $5,253,008  $4,986,507
                                   =========== =========== ===========


    CONTACT: Susquehanna Bancshares, Inc.
             Abram G. Koser, 717-625-6305
             ir@susquehanna.net